UNIT PURCHASE AGREEMENT

BY AND AMONG

FTE NETWORKS, INC. AND

EACH PURCHASER IDENTIFIED ON APPENDIX A HERETO

DISCLOSURE SCHEDULES AND EXHIBITS

TO

UNIT PURCHASE AGREEMENT

Schedule 3.1(a)	Subsidiaries

Schedule 3.1(d)	Conflicts

Schedule 3.1(g)	Capitalization

Schedule 3.1(j)	Litigation

Schedule 3.1(k)	Compliance

Schedule 3.1(r)	Certain Fees

Schedule 3.1(y)	Indebtedness

Exhibit A	Form of Warrant
Exhibit B	Form of Subscription Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Legal Opinion

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UNIT PURCHASE AGREEMENT

This UNIT PURCHASE AGREEMENT (this “Agreement”) is dated as of ____________, 2016 (the “Execution Date”) by and among FTE Networks, Inc., a Nevada corporation (the “Company”), and each purchaser identified on Appendix A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company is offering (the “Offering”) up to 5,000,000 units (the “Units”), each Unit consisting of (i) one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a warrant to purchase one (1) share of Common Stock (collectively, the “Warrants,” and together with the Units, the Common Stock and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the “Securities”), at a price per Unit of $0.40 (the “Price Per Unit”);

WHEREAS, the Units are being offered on a “best efforts, all or none” basis with respect to the minimum of $500,000 (the “Minimum Offering Amount”) and thereafter on a “reasonable efforts” basis for up to a maximum of $2,000,000 (the “Maximum Offering Amount”) to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company and each Purchaser is executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act;

WHEREAS, the Company has retained Laidlaw & Company (UK) Ltd. to act as its placement agent in connection with the sale of the Units pursuant to this Agreement (the “Placement Agent”);

WHEREAS, the minimum investment amount that may be purchased by a Purchaser is twenty-five thousand (25,000) Units for an aggregate minimum purchase price of $10,000, unless the Company and the Placement Agent waive such requirement in their sole discretion;

WHEREAS, the Company desires to issue and sell the Units to each Purchaser in one or more Closings (as defined below) as set forth herein; and

WHEREAS the subscription for the Securities will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company’s Confidential Private Placement Memorandum dated August 18, 2016, together with all amendments thereof and supplements and exhibits thereto and as such may be amended from time to time (the “Memorandum”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

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ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Cap” shall have the meaning ascribed to such term in Section 5.2.

“Closing” means a closing of the purchase and sale of the Units pursuant to Section 2.1.

“Closing Date” means a Trading Day on which all of the Transaction Documents have been executed and delivered by the Company and each of the Purchasers purchasing Units at the relevant Closing, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Units, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the relevant Closing.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Offering Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the final Closing Date hereunder, provided that a holder of Offering Shares is not an Affiliate of the Company, all of the Offering Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions or the need for the Company to provide current public information and K&L has delivered to such holders a written opinion that resales may then be made by such holders of the Offering Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(y).

“Initial Closing” shall have the meaning ascribed to such term in Section 2.1(b).

“Initial Closing Date” shall have the meaning ascribed to such term in Section 2.1(b).

“Investor Warrants” means the Warrants which are included in the Units delivered to the Purchasers at each Closing in accordance with Section 2.2(a) hereof, which Warrants shall be substantially in the form of Exhibit A attached hereto.

“Investor Warrant Shares” means the shares of Common Stock issuable upon exercise of the Investor Warrants.

“K&L” means K&L Gates, LLP, with offices located at 200 South Biscayne Boulevard, Suite 3900, Miami, FL 33131, Fax: 305-358-7095

“Laidlaw” means Laidlaw & Co (UK) Ltd.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Memorandum” means the Company’s Confidential Private Placement Memorandum, dated as of August __, 2016, with respect to the Offering.

“Offering Shares” means the shares of Common Stock included in the Units issued pursuant to this Agreement and Investor Warrant Shares.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Price Per Unit” means $0.40.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the Execution Date, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Offering Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.10.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Units, the Offering Shares and the Investor Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Agreement” means the Subscription Agreement, dated the Execution Date, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder as specified next to such Purchaser’s name on Appendix A of this Agreement under the heading “Subscription Amount”.

“Subsequent Closing Date” shall have the meaning ascribed to such term in Section 2.1(b).

“Subsidiary” means any direct or indirect subsidiary of the Company formed or acquired after the Execution Date.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTC QB Marketplace or the OTC QX Marketplace (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Memorandum, the Subscription Agreement, the Investor Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means a transfer agent for the Company’s Common Stock and the Offering Shares, if any, and any successor transfer agent of the Company.

“Units” means the Units issued pursuant to this Agreement, which shall consist of (a) one (1) share of Common Stock and (b) an Investor Warrant to purchase one (1) share of Common Stock, exercisable at a price of $0.80 per share of Common Stock for a period of five (5) years from the date of the final Closing (the “Warrant”).

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) The Securities will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, (ii) October 30, 2016 (subject to the right of the Company and the Placement Agent to extend the offering until November 30, 2016 without further notice to investors), (iii) the date upon which the Company and the Placement Agent elect to terminate the Offering or (iv) the date upon which the Company elects to terminate the Offering (the “Termination Date”). The Offering is being conducted on a “reasonable efforts, all or none” basis with respect to the Minimum Offering and thereafter on a “reasonable efforts” basis for up to the Maximum Offering.

(b) On the initial Closing Date (the “Initial Closing Date”), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell at the initial Closing (the “Initial Closing”), and the Purchasers, severally and not jointly, agree to purchase at the Initial Closing, a minimum of $500,000 (the “Minimum Amount”), and up to an aggregate of $2,000,000 of Units, calculated based upon the Price Per Unit, for each Purchaser equal to such Purchaser’s Subscription Amount as set forth on Appendix A hereto, and Investor Warrants as determined pursuant to Section 2.2(a). Thereafter, on any subsequent Closing Date (each a “Subsequent Closing Date”), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the Purchasers purchasing Units on such Subsequent Closing Date, the Company agrees to sell, and each Purchaser purchasing Units at such subsequent Closing, severally and not jointly, agrees to purchase an aggregate of up to $2,000,000 of Units, calculated as set forth above, less the amount of Units issued and sold at all previous Closings. Each Purchaser purchasing Units on a Closing Date shall deliver to the Company such Purchaser’s Subscription Amount by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and the Company shall deliver to each Purchaser its respective Units, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, a Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

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(c) The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. If a Closing is not held on or before the Termination Date, the Company shall cause all subscription documents and funds to be returned, without interest or deduction, to each prospective Purchaser. The Company shall also cause any subscription documents or funds received following the final Closing to be returned, without interest or deduction, to each applicable prospective Purchaser. Notwithstanding the foregoing, the Company in its sole discretion may elect not to sell to any Person any or all of the Units requested to be purchased hereunder, provided that the Company causes all corresponding subscription documents and funds received from such Person to be promptly returned.

(d) The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided herein. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

2.2 Deliveries.

(a) On or prior to each Closing Date, the Company shall deliver or cause to be delivered to each Purchaser purchasing Units on such Closing Date each of the following:

(i) this Agreement duly executed by the Company;

(ii) the Subscription Agreement duly executed by the Company;

(iii) a legal opinion substantially in the form of Exhibit D attached hereto;

(iv) the Registration Rights Agreement duly executed by the Company;

(v) (1) irrevocable instructions to the Transfer Agent authorizing the issuance of the shares of Common Stock included in the Units purchased by such Purchaser at such Closing and (2) a Warrant registered in such Purchaser’s name to purchase such number of Investor Warrant Shares included in the Units purchased by such Purchaser at such Closing (such Warrant certificate may be delivered within three (3) Trading Days of such Closing Date). Within five (5) days following any Closing, the Company will deliver, unless otherwise requested by any Purchaser, one (1) certificate registered in such Purchaser’s name representing the shares of Common Stock included in the Units purchased by such Purchaser at such Closing; and

(vi) a good standing certificate of the Company, dated within four Trading Days of the Closing Date, from the State of Nevada.

(b) On or prior to each Closing Date, each Purchaser purchasing Units on such Closing Date shall deliver or cause to be delivered to the Company the following:

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(i)	the Subscription Agreement duly executed by such Purchaser; and

(ii)	such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company, which such Subscription Amount is a for a purchase of a minimum of twenty-five thousand (25,000) Units at an aggregate minimum purchase price of $10,000, unless the Company and the Placement Agent waive such requirement in their sole discretion.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on such Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to such Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on such Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to such Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the Execution Date; and

(v) from the Execution Date to such Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable good faith judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Units at such Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein only to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. The Company’s Subsidiaries are listed in Section 3.1(a) of the Disclosure Schedules.

(b) Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. Except as set forth on Section 3.1(d) of the Disclosure Schedules, The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission pursuant to the Registration Rights Agreement and Section 4.6, (ii) the notice and/or application(s) to each applicable Trading Market, if any, for the issuance and sale of the Offering Shares and the listing of the Offering Shares for trading thereon in the time and manner required thereby, and (iii) the filing of a Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and, if and as applicable, nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Offering Shares at least equal to the Required Minimum on the Execution Date.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock and/or Common Stock Equivalents not set forth in the SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as described on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock and other securities of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except for the Company’s certificate of incorporation, there are no stockholder’s agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) Shell Company Status; SEC Reports; Financial Statements. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the Execution Date (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the Execution Date: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or employment agreements. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as described in the Memorandum or on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as described on Schedule 3.1(j), since December 31, 2014, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any state securities administrator involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Except as disclosed on Section 3.1(x) of the Disclosure Schedules, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. Except as described in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP, and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(n) [Reserved]

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(p) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $100,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(r) Certain Fees. No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except for the fees payable to Laidlaw as set forth in the Memorandum and on Schedule 3.1(r). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

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(t) Registration Rights. Except as described in the Memorandum, no Person other than the Purchasers has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 and in the Subscription Agreement entered into by each Purchaser in connection with this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(v) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(x) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

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(y) Solvency. Except as set forth on Section 3.1(y) of the Disclosure Schedules Based on the consolidated financial condition of the Company as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Initial Closing Date. Schedule 3.1(y) sets forth as of the Execution Date all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(aa) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(bb) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(cc) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(dd) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated.

(ee) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the Execution Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(gg) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

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(ii) DTC Status. The Company’s transfer agent (the “Transfer Agent”) is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

(jj) OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myranmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

(kk) Bad Actor Disqualification.

(i) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to Laidlaw and the Subscriber a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

(iii) Notice of Disqualification Events. The Company will notify the Placement Agent in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

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3.2 Representations and Warranties of the Purchasers. Each of the Purchasers hereby severally, and not jointly, represents and warrants to the Company that each such Purchaser’s representations and warranties in such Purchaser’s Subscription Agreement entered into in connection with this Agreement are true and correct as of the applicable Closing, and such representations and warranties are deemed repeated as if contained herein.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE] [HAS NOT] [HAVE] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer, pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the applicable Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c) Certificates evidencing the Offering Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Offering Shares pursuant to Rule 144, (iii) if such Offering Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Offering Shares and without volume or manner-of-sale restrictions, (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or (v) following the Effective Date. Upon the receipt by the Company of any reasonable certifications from the Purchasers requested by the Company with respect to future sales of such Offering Shares, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend hereunder. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, as soon as practicable following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Offering Shares issued with a restrictive legend and, in each case, any reasonable certifications from the Purchaser requested by the Company or the Company’s counsel in order to effectuate a legend removal, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Offering Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser if the Company is then a participant in such system.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

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4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Investor Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information. Commencing on the Effective Date, and until the earliest of the time that (a) no Purchaser owns Securities or (b) the Investor Warrants have expired, the Company covenants to have obtained and will thereafter maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Execution Date pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5 Exercise Procedures. The form of Notice of Exercise included in the Investor Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Investor Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Investor Warrants. The Company shall honor exercises of the Investor Warrants and shall deliver Investor Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the Execution Date, file a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby, including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents (including conformed signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information or is an Affiliate of the Company. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes including, but not limited to, growth initiatives and capital expenditures, and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.10 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents (the “Required Minimum”).

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date.

(c) The Company shall take all steps necessary to cause the Offering Shares to be approved for listing and actually listed on the Company’s principal Trading Market, if any.

4.11 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.12 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.13 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Initial Closing has not been consummated on or before October 31, 2016; provided, however, that such date may be extended, without notice, to November 30, 2016 with the consent of the Company and Laidlaw; provided, further, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

Notwithstanding the foregoing, the Company agrees to pay promptly all of Laidlaw’s legal fees reasonably incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. Subject to the following qualifications, such legal fees shall not exceed $25,000 in the aggregate, and are exclusive of disbursements and any fees incurred in connection with the contemplated Registration Statement (the “Cap”). In the event that there should be a material change in the transactions contemplated hereby, then Laidlaw and the Company agree to a good faith upward adjustment in the Cap. Such legal fees will be due and payable as follows: fifty percent (50%) of such legal fees incurred to date shall be paid at the Initial Closing and the remainder shall be paid at each subsequent Closing together with any additional legal fees incurred from the date of the prior Closing until such subsequent Closing, subject always to the Cap. Notwithstanding the foregoing, if there be no Closing hereunder, then such legal fees shall be due and payable on demand. Laidlaw shall deliver an invoice from Laidlaw’s counsel detailing such legal fees at least one (1) Business Day prior to the Initial Closing and each subsequent Closing.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding, or in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.9 Governing Law. The Transaction Documents will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

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5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of an Investor Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Investor Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

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5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Execution Date.

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5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.21 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this UNIT PURCHASE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

FTE NETWORKS, INC.	Address for Notice:

999 Vanderbilt Beach Road
Suite 601
Naples, FL 34108

By:
Name:
Title:

With a copy to (which shall not constitute notice):
Clayton Parker, Esq.
K&L Gates, LLP
200 South Biscayne Boulevard
Miami, FL 33131

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGES TO FTE NETWORKS, INC.

UNIT PURCHASE AGREEMENT

The Purchasers set forth on Appendix A to this Agreement have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Purchaser is deemed to have executed this UNIT PURCHASE AGREEMENT in all respects and is bound to purchase the Units set forth in such Subscription Agreement and Appendix A to this Agreement.

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APPENDIX A

SCHEDULE OF PURCHASERS

Initial Closing

Name of Purchaser	Initial Units	Common Stock	Warrant Shares	Subscription Amount

TOTAL: $

Subsequent Closing

Name of Subsequent Closing Purchaser	Subsequent Units	Common Stock	Warrant Shares	Subscription Amount

TOTAL: $

1

DISCLOSURE SCHEDULES

All capitalized terms used herein shall have the same meaning ascribed to them in the Unit Purchase Agreement that accompanies these Disclosure Schedules.

Schedule 3.1(a) Subsidiaries

All of the Company’s Subsidiaries are listed below:

Jus-Com Incorporated	Optos Capital Partners, LLC
Focus Venture Partners Incorporated	Focus Fiber Solutions, LLC
FTE Wireless, LLC	Focus Wireless, LLC
Ubiq Communications, LLC	FTE Holdings, LLC

FTE Properties LLC

Schedule 3.1(d) Conflicts

There are no conflicts concerning the execution, delivery, and performance by the Company in regards to this Agreement, and the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated by the Agreement and such transactions to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Schedule 3.1(g) Capitalization

The capitalization of the Company is as set forth below:

Equity

Name:	Common Shares:	% of ownership
5G Investments, LLC	24,245,400	33.4%
TLP Investments LLC	8,908,900	12.2%
TBK 327 Partners LLC	6,692,260	9.2%
Michael Palleschi	5,720,580	7.84%
Lateral FTE Feeder LLC	5,553,440	7.61%
721 Other Holders	21,843,673	29.9%

2

There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities of the Company except as set forth below:

Warrants:

1)Warrant to purchase 1,969,837 shares of Common Stock at an exercise price of $0.20 per share until December 9, 2019, and

2)Warrants to purchase 2,434,539 shares of Common Stock at an exercise price of $0.20 per share until October 31, 2021.

Schedule 3.1(j) Litigation

Except as set forth below, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties that could be expected to result in a Material Adverse Effect:

- Enterprise FM Trust v. Focus Venture Partners, Inc., et al.

- EAN Services, LLC v. Focus Fiber Solutions, LLC, et al

- Company has a pending lawsuit against a third party in both of these cases for the same amount of damages for breach of contract.

Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

Schedule 3.1(k) Compliance

The Company is not in default, nor has it received any notification of default or non-compliance, from any entity which it has any agreement with.

Schedule 3.1(r) Certain Fees

Laidlaw & Company (UK) Ltd. (the “Placement Agent”) has been paid an activation fee of $25,000. The Placement Agent also will receive a cash commission in the amount of ten percent (10%) of the gross proceeds of the Offering received from investors. In addition, the Placement Agent will be entitled to receive five (5) year warrants to purchase such number of shares of Common Stock of the Company equal to ten percent (10%) of the aggregate number of securities (including shares of common stock or any shares of common stock issuable upon the exercise of any convertible securities) sold in the Offering at an exercise price equal to the lowest price per share of the Warrants sold in the Offering. In addition, the Placement Agent shall also be entitled to a non-allocable expense reimbursement in the amount of two percent (2%) of the gross proceeds of the Offering. There are no other fees associated with this offering.

3

Schedule 3.1(y) Indebtedness

The below sets forth as of the Execution Date all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments:

June 30, 2016
Vendors Notes (Unsecured)
Long term vendor Notes (“Vendor Notes”) issued to settle litigation bearing interest rates between 0% and 6% per annum. Terms range from 1 to 9 months.	$668,552

Other Notes Payable

Short term Bridge notes bearing interest at a stated rate between 10% and 12% per annum. Terms range from 4 to 6 months.	884,000

Equipment Notes

Obligations under capital leases, bearing interest rates between 4.1% and 8.2% per annum, secured by equipment having a value that approximates the debt value. Terms range from 48 to 60 months.	1,139,862
Various Equipment notes, bearing interest rates between 2% and 41% per annum, secured by equipment having a value that approximates the debt value. Terms range from 36 to 72 months.	1,474,717
Total Notes payables	$4,167,131
Less: Current portion	$(1,719,996)
Total Notes non-current portion	$2,447,135

Senior Debt Disclosure

On October 29, 2015 the Company entered into a credit agreement, pursuant to which the Company received $8,000,000. The funds were disbursed as follow $6,000,000 and $2,000,000 on October 28, 2015 and November 11, 2015 respectively. The interest rate used is 12% per annum, also required to make 4% PIK payments, which is booked monthly as an increase to the senior debt balance.	$8,211,345
Less: Original issue discount	(291,587)
Less: Deferred financing cost	(603,609)
Total Senior Debt, non-current portion	$7,316,149

4

Exhibit A: Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

FTE NETWORKS, INC.

Warrant Shares: _______ Initial Exercise Date: ____________, 2016

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, ____________________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on __________, 2021 (the “Termination Date”) but not thereafter, to subscribe for and purchase from FTE Networks, Inc., a Nevada corporation (the “Company”), up to _______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Unit Purchase Agreement (the “Purchase Agreement”), dated _____________, 2016, among the Company and the purchasers signatory thereto.

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Section 2. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto. Within five (5) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.80, subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is five (5) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder certificates evidencing the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP (as defined below) of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such certificates are delivered. “VWAP” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTCQB tier of the OTC Markets Group, Inc. or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTCQB tier of the OTC Markets Group, Inc. or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTCQB tier of the OTC Markets Group, Inc. or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Trading Days ending on the Trading Day immediately prior to the day as of which “VWAP” is being determined. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the the OTCQB tier of the OTC Markets Group, Inc. or similar quotation system or association, the “VWAP” of the Common Stock shall be the fair market value per share as determined jointly by the Board of Directors acting in good faith.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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d) Holder’s Exercise Limitations. The Company shall not affect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(d) on the exercise of this Warrant), the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(d) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K if the Company is then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

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k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and holders holding Warrants to acquire 67% of the Warrant Shares issuable pursuant to the Warrants that were issued under the Purchase Agreement.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

FTE NETWORKS, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

To: FTE NETWORKS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: __________________________________________________

Name of Authorized Signatory: ____________________________________________________________________

Title of Authorized Signatory: _____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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Exhibit B: Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

To subscribe for Units in

the private offering of

FTE NETWORKS, INC.

3	On the Signature Page for the Subscription Agreement, Date and Fill in the number of units (the “Units”) that you wish to purchase at a price of $0.40 per unit. Each Unit consisting of one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a Warrant (collectively, the “Warrants”) to purchase one (1) share of Common Stock (the Common Stock and Warrants in a Unit, and any Common Stock acquired pursuant to the exercise of a Warrant are collectively referred to below as the “Securities”), Then, Complete and Sign the Signature Page included in this Subscription Agreement.

4	Initial the Accredited Investor Certification attached to this Subscription Agreement.

5	Complete and Sign the Signature Page attached to this Subscription Agreement.

NOTICE: Please note that by executing the attached Subscription Agreement, you will be deemed to have executed the Unit Purchase Agreement (attached as Exhibit A to the Confidential Private Placement Memorandum (the “Memorandum”), the Registration Rights Agreement (attached as Exhibit C to the Memorandum and have agreed to the terms of the Warrant (attached as Exhibit D to the Memorandum and to all exhibits, supplements and schedules to all of the foregoing, all as the same may be amended from time to time (collectively the “Transaction Documents”), and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document, even though you may not have physically signed the signature pages to such documents.

6	Complete and Sign the Purchaser Questionnaire, and, if applicable, the Wire Transfer Authorization attached to this Subscription Agreement.

7	Return all forms to your account executive and then send all signed original documents with a check (if applicable) to:

Laidlaw & Co. (UK) Ltd.

546 Fifth Avenue, 5th Floor

New York, NY 10036

8	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for FTE Networks, Inc.” Account No. 1502935018.

For wiring funds directly to the escrow account, use the following instructions:

Bank Name:	Signature Bank
261 Madison Avenue
New York, NY 10016
Acct. Name:	Signature Bank as Escrow Agent for FTE Networks, Inc.
ABA Number:	026013576
SWIFT Code:	SIGNUS33
A/C Number:	1502935018
FBO:	Investor Name
Social Security Number
Address

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Investors will purchase the number of Units of FTE Networks, Inc., a Nevada corporation (the “Company”), set forth on the signature page to the Subscription Agreement. The Securities are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated August 18, 2016, as may be amended and/or supplemented from time to time (the “Memorandum”).

The Securities are being offered on a “best efforts, all or none” basis with respect to the Minimum Offering of $500,000 of Units (the “Minimum Offering”) and thereafter on a “reasonable efforts” basis up to the Maximum Offering of $2,000,000.00 of Units (the “Maximum Offering”) at a purchase price per Unit of $0.40. The Securities may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter), provided, however, that no Closing may take place unless and until irremovable subscriptions for at least the Minimum Offering has been deposited in the Escrow Account (as defined below). The minimum investment amount that may be purchased by an Investor is twenty-five thousand (25,000) Units for an aggregate minimum purchase price of $10,000 (the “Investor Minimum Investment”), unless the Company and the Placement Agent waive such requirement in their sole discretion. The subscription for the Securities will be made in accordance with and subject to the terms and conditions of the Subscription Agreement, the Memorandum and the Transaction Documents.

Certain of the subscription funds will be held in a non-interest bearing escrow account (the “Escrow Account”) in the Company’s name at Signature Bank, 261 Madison Avenue, New York, New York 10016 (the “Escrow Agent”), or with such other escrow agent as may be appointed by Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”) and the Company.

The Securities will be offered through October 31, 2016 commencing on the date of the Memorandum (the “Initial Offering Period”), which period may be extended by the Company and Laidlaw in their sole discretion, without further notice to prospective investors to a date not later than November 30, 2016 (the “Final Termination Date”, with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or the Placement Agent), (ii) a Closing does not occur prior to the Final Termination Date or (iii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Securities in the Offering and all such purchases will be counted towards the Maximum Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

Questions regarding completion of the subscription documents should be directed to your account executive at (212) 953-4900.

ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

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SUBSCRIPTION AGREEMENT FOR

FTE NETWORKS, INC.

________________, 2016

FTE Networks, Inc.

c/o Laidlaw & Company (UK), Ltd.

546 Fifth Avenue, 5th Floor

New York, NY 10036 Ladies and Gentlemen:

8.1 Subscription. The undersigned (the “Purchaser”) will purchase the number of units, each unit consisting of (a) one (1) share of Common Stock and (b) a Warrant to purchase one (1) share of Common Stock (“Warrant”) (collectively, the “Units” or “Securities”), of FTE Networks, Inc., a Nevada corporation (the “Company”), set forth on the signature page to the Subscription Agreement. The Securities are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated August 18, 2016, as may be amended and/or supplemented from time to time (the “Memorandum”).

The Securities are being offered on a “best efforts, all or none” basis with respect to the Minimum Offering of $500,000 of Units (the “Minimum Offering”) and thereafter on a “reasonable efforts” basis up to the maximum of $2,000,000 of Units (the “Maximum Offering”) at a purchase price per Unit of $0.40. The Securities may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter) provided, however, that no Closing may be take place unless and until irremovable subscriptions for at least the Minimum Offering has been deposited in the Escrow Account (as defined below). The minimum investment amount that may be purchased by an Investor is twenty-five thousand (25,000) Units at a purchase price of $10,000 (the “Investor Minimum Investment”). The subscription for the Securities will be made in accordance with and subject to the terms and conditions of this Subscription Agreement, the Memorandum and the Transaction Documents (as defined below).

The Securities will be offered through October 31, 2016 commencing on the date of the Memorandum (the “Initial Offering Period”), which period may be extended by the Company and Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”)) in their sole discretion, without further notice to prospective investors by the Company to a date not later than November 30, 2016 (the “Final Termination Date”), with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”. In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or Placement Agent), (ii) a Closing does not occur prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date or (iii) the Offering is otherwise terminated by the Company, then the Escrow Agent (as defined below) will refund all subscription funds held in the Escrow Account (as defined below) to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

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The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

8.2 Payment. The Purchaser encloses herewith either a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for FTE Networks, Inc.,” in the full amount of the purchase price of the Securities being subscribed for. Together with the check for or wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Accredited Investor Certification, which are annexed hereto. Please note that by executing the attached Subscription Agreement, you will be deemed to have executed the Unit Purchase Agreement (attached as Exhibit A to the Confidential Private Placement Memorandum (the “Memorandum”), the Registration Rights Agreement (attached as Exhibit C to the Memorandum and have agreed to the terms of the Warrant (attached as Exhibit D to the Memorandum and to all exhibits, supplements and schedules to all of the foregoing, all as the same may be amended from time to time (collectively the “Transaction Documents”), and will be treated for all purposes as if you did review, approve and execute, if required, each such Transaction Document, even though you may not have physically signed the signature pages to such documents.

8.3 Deposit of Funds. All payments made as provided in Section 2 hereof by Purchasers subscribing pursuant to the Memorandum will be deposited by the Purchaser as soon as practicable with Signature Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by Laidlaw and the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and the Company will return the subscription documents to each Purchaser. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company or Placement Agent), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

8.4 Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Transaction Documents. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company), the Offering is terminated or the Minimum Offering is not subscribed for and accepted, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted. The Purchaser may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing. The Purchaser may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

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8.5 Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Unit Purchase Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement, the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have reviewed the Company’s filings with the SEC, including but not limited to, the Company’s Quarterly Report on Form 10-Q’s for the periods ended December 31, 2015 and March 31, 2016 and the Company’s Annual Report on Form 10-K for the period ended September 30, 2015.

(f) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(g) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum, the Transaction Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

(h) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

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(i) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Laidlaw, as described in the Memorandum);

(j) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(k) The Purchaser is not relying on the Company, Laidlaw or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(l) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(m) The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Securities to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. The Purchaser understands that there is no public market for the Warrants to be issued in the Offering and the Company has no intention of seeking an active trading market for these Securities;

(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(o) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(p) At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

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(q) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum, including, but not limited to, the terms and conditions of the Securities as set forth therein, and the Transaction Documents and all other related documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(s) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum;

(t) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(u) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(v) The Purchaser acknowledges that any and all estimates or forward-looking statements or projections provided to the Purchaser by the Company and included in the Transaction Documents were prepared in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(w) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

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(x) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(y) THE PURCHASER ACKNOWLEGES THAT SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z) The Purchaser acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the other Transaction Documents. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws or pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(aa) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(bb) The Purchaser has read in its entirety the Memorandum and the Transaction Documents and all exhibits, annexes and schedules thereto, including, but not limited to, all information relating to the Company and the Securities, and understands to its full satisfaction all information included in the Transaction Documents and the Memorandum, including, but not limited to, the section entitled “Risk Factors” in the Memorandum.

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(cc) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of ” in the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising;.

(dd) The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Warrant Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED

(ee) The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(ff) To effectuate the terms and provisions hereof, the Purchaser hereby appoints the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and Signature Bank (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

(gg) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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(hh) The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in their sole and absolute discretion, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(ii) The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(jj) The Purchaser acknowledges that the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

8.6 Representations and Warranties of the Company. The representations and warranties contained in Article III of the Unit Purchase Agreement to be entered into by the Company and the Purchasers shall be incorporated herein by reference and shall be deemed to be made under this Subscription Agreement.

8.7 Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Laidlaw and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgement, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8.8 Binding Effect. his Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.9 Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

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8.10 Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Unit Purchase Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

8.11 Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

8.12 Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

8.13 Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

8.14 Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

8.15 Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

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8.16 Miscellaneous.

(a) This Subscription Agreement, together with the Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in two or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

8.17 Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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FTE NETWORKS, INC. SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of _________ units (the “Units”), each Unit consisting of (i) one (1) share of Common Stock and (ii) a Warrant to purchase one (1) share of Common Stock (“Warrant”), at a purchase price of $0.40 per Unit, for an aggregate Subscription Amount of $____________. (NOTE: to be completed by the Purchaser).

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:
Purchaser:

Print Name		Social Security Number

Signature	Date	Mailing Address

Co-Purchaser (if applicable):

Print Name		Social Security Number

Signature	Date	Address (if different from above)

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name:	Date
Title:		Business Address

AGREED AND ACCEPTED:
FTE NETWORKS, INC.

By:
Name:	Date
Title:

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FTE NETWORKS, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate.

Where there are joint investors both parties must INITIAL):

Initial(s) ______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial(s) ______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial(s) ______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for individual investors, above.

Initial(s) ______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial(s) ______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial(s) ______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial(s) ______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for individual investors, above.

Initial(s) ______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial(s) ______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial(s) ______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial(s) ______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial(s) ______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial(s) ______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

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FTE NETWORKS, INC.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

EXACT Title in Which Securities Should be Held:

_______________________________________________________________________

Individual Executing Profile:

_______________________________________________________________________

Social Security Number(s) / Federal I.D. Number:

_______________________________________________________________________

Date of Birth: _________________ Marital Status: ____________________

Joint Party Date of Birth: __________________

Investment Experience (Years): _____________

Annual Income: _________

Net Worth: _____________

Home Street Address:

________________________________________________________________________

Home City, State & Zip Code:

________________________________________________________________________

Home Phone: ______________________ Home Fax: _______________________

Home Email: ____________________________

Employer:

__________________________________________________________________

Employer Street Address:

________________________________________________________________________

Employer City, State & Zip Code:

________________________________________________________________________

Bus. Phone: ______________________ Bus. Fax: _________________________

Bus. Email:

Type of Business: __________________________________________

_______ Please check if you are a FINRA member or affiliate of a FINRA member firm

LAIDLAW Account Executive / Outside Broker/Dealer:

__________________________________________

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FTE NETWORKS, INC.

Investor Profile

(Must be completed by Investor)

Section B – Entity Investor Information

EXACT Title in Which Securities Should be Held:

________________________________________________________________________

Authorized Individual Executing Profile or Trustee:

________________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Investment Experience (Years): _____________

Annual Income: _______________

Net Worth: _______________

Was the Trust formed for the specific purpose of purchasing the Units?

[  ] Yes [  ] No

Principal Purpose (Trust):

_________________________________________________________

Type of Business:

_______________________________________________________

Street Address:

________________________________________________________________________

City, State & Zip Code:

________________________________________________________________________

Phone: ______________________ Fax: ________________________

Email: ________________________________

_______ Please check if you are a FINRA member or affiliate of a FINRA member firm

LAIDLAW Account Executive / Outside Broker/Dealer:

______________________________________________

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Section C – Form of Payment – Check or Wire Transfer

______	Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR FTE NETWORKS, INC.”

______	Wire funds from my outside account according to the “To subscribe for Units in the private offering of FTE NETWORKS, INC.” page (page “1”)

______	Wire funds from my LAIDLAW Account – See following page

______	The funds for this investment are rolled over, tax deferred from within the allowed 60-day window

Section D – Securities Delivery Instructions (check one)

______	Please deliver my securities to Laidlaw for deposit into my brokerage account.

______	Please deliver my securities to the address listed in the above Investor Profile.

______	Please deliver my securities to the below address:

________________________________________

________________________________________

________________________________________

________________________________________

Section E – Investor Instructions for Payments (check one)

______	Please make out my dividend and any other payment checks pursuant to the Units to “Sterne, Agee& Leach Inc. C/F [Insert Client Name]” and deliver such checks to Laidlaw so that they may deposit them into my Laidlaw brokerage account.

______	Please make out my dividend and any other payment checks pursuant to the Units in the registered name set forth in the Investor Profile and mail such checks to me at the address specified in the Investor Profile.

Investor Signature: ______________________________ Date: ___________

Joint Signature (if applicable): ______________________________ Date: ___________

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Wire Transfer Authorization

TO:	OPERATIONS MANAGER LAIDLAW & CO. (UK) LTD.

RE:	Client Wire Transfer Authorization FTE NETWORKS, INC.

DATE: _____________

This Unit Purchase Agreement authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account # _____________________

Wire Amount $ _____________________

SIGNATURE BANK

261 Madison Avenue

New York, NY 10016

ABA No.: 026013576

For Credit to: Signature Bank, as Escrow Agent for FTE Networks, Inc.

Account No.: 1502935018

REFERENCE:

SUBSCRIBER LEGAL NAME:

______________________________________________________________

TAX ID NUMBER:

______________________________________________________________

SUBSCRIBER ADDRESS:

______________________________________________________________

FBO:

______________________________________________________________

Investment Title:

______________________________________________________________

Signature:______________________________________________________

Joint Signature (if applicable): _____________________________________

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Selling Stockholder Notice and Questionnaire

FTE Networks, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owners of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (each, a “Warrant”) of FTE Networks, Inc. (the “Company”), understand that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the resale of the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) held by the undersigned (the “Registrable Securities”). This Questionnaire is being furnished to you and other stockholders whose Common Stock and Warrant Shares will be included in the Registration Statement. This Questionnaire seeks information necessary to complete the registration of these shares with the Commission.

To sell or otherwise dispose of any Registrable Securities in the offering, a holder or beneficial owner of Registrable Securities will be required to agree to be named as a selling stockholder in the related prospectus and execute and return this Selling Stockholder Questionnaire.

Please respond to every question unless otherwise directed. If the answer is “none” or “not applicable,” please so state. Please include all information sought by the related question. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any response or underlying factual matter about which you are uncertain, please discuss the matter fully and include any additional explanation or information which you believe is helpful.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

Please complete, sign, date, and email or fax this Questionnaire as soon as possible to David Lethem, CFO at FTE Networks, Inc, fax: 1-877-781-2583, email: dlethem@ftenet.com. Please call David Lethem at 239-561-9935 with any questions regarding this Questionnaire.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to register for resale the Registrable Securities owned by it and listed below in Question 5 (unless otherwise specified under such Question 5) in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name. Full Legal Name of Selling Stockholder:

2.	Address for Notices to Selling Stockholder.

Telephone:

Fax:

Email address:

Contact Person:

3.	Relationship with the Company.

Describe the nature of any position, office or other material relationship the Selling Stockholder has had with the Company during the past three years:

4.	Organizational Structure. Please indicate or (if applicable) describe how the Selling Stockholder is organized.

(a)	Is the Selling Stockholder a natural person? (If so, please mark the box and skip to Question 5.)

Yes [  ] No [  ]

(b)	Is the Selling Stockholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If so, please mark the box and skip to Question 5.)

Yes [  ] No [  ]

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(c)	Is the Selling Stockholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)

Yes [  ] No [  ]

(d)	Is the Selling Stockholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)

Yes [  ] No [  ]

If the answer to all of the foregoing questions is “no,” please complete the following:

(e)	Legal Description of Selling Stockholder:

Please describe the type of legal entity that the Selling Stockholder is (e.g., corporation, partnership, limited liability company, etc.);

(f)	Please indicate whether the Selling Stockholder is controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is controlled by a natural person.

Controlled by: Natural Person(s) [  ] Entity [  ]

If you checked “Natural Person(s)”:

Please indicate the name of the natural person(s) who has voting or investment control over the shares held by the Selling Stockholder and the position of control that person(s) holds in or over the Selling Stockholder, then move to Question 5.

Name of natural person(s):_____________________________________

Controlling position in Selling Stockholder (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): _______________________________________________________________________

If you checked “Entity”:

Please indicate the name and type of entity that controls the Selling Stockholder.

Name of controlling entity: ____________________________________

Type of legal entity (e.g., corporation, partnership, limited liability company, etc.): ______________________________________________

Is this entity controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is it controlled by a natural person?

Controlled by: Natural Person(s) [  ] Entity* [  ]

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If you checked “Natural Person(s)”:

Name of natural person(s) who controls this entity and has voting or investment control over the shares held by the Selling Stockholder the Selling Stockholder: ____________________________________________________

Natural person’s position in this entity (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): ____________________________________________________

*If you answered “Entity” here, please repeat step (f) for each controlling entity moving up the corporate chain of control until you reach the level at which there is only a natural person or persons in control (e.g., Acme LLC is controlled by ABC Corp., its member, which is controlled by X shareholder, its controlling shareholder). List the name of the entities along that chain of control, the types of entity each is, the natural person(s) in control of the ultimately controlling entity, and his or her control position over that entity in the lines below:

(Continued on next page…)

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5.	Beneficial Ownership of Registrable Securities:

This question covers beneficial ownership of the Company’s securities.

(a)	Please state the number of shares of the Company’s Common Stock (including any shares issuable upon exercise of warrants or other convertible securities) that the Selling Stockholder beneficially owns as of the date of this Questionnaire:

(b)	Please state the number of shares of the Registrable Securities that the Selling Stockholder wishes to have registered for resale in the Registration Statement.

Common Stock: ______________________

Warrants: _______________ (convertible into _____________ shares of Common Stock).

6.	Broker-Dealer Status:

(a)	Is the Selling Stockholder a broker-dealer?

Yes [  ] No [  ]

(b)	If “yes” to Question 6(a), did the Selling Stockholder receive the Registrable Securities as compensation for investment banking services to the Company?

Yes [  ] No [  ]

Note:	If the answer to Question 6(b) is no, Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Is the Selling Stockholder an affiliate of a broker-dealer?

Yes [  ] No [  ]

(d)	If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Stockholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes [  ] No [  ]

Note:	If the answer to Question 6(d) no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

7.	Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the Selling Stockholder is named as an adverse party?

Yes [  ] No [  ]

State any exceptions here:

_____________________________________________

8.	Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

[SIGNATURE PAGE FOLLOWS]

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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Questions 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Print Name	Name of Entity

Signature	Signature

Print Name: __________________________________
Signature (if Joint Tenants or Tenants in Common)
Title: _______________________________________

PLEASE FAX OR PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL TO:

FTE Networks, Inc.

999 Vanderbilt Beach Road, Suite 601

Naples, FL 34108

ATTN: David Lethem, CFO

FAX: 1-877-781-2583

Email: dlethem@ftenet.com

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